UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported) June 3, 2022

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6728 W. Sunset Rd., Ste. 130, Las Vegas, NV 89118

(Address of principal executive offices) (Zip Code)

(800) 859-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by MusclePharm Corporation (the “Company”) on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 19, 2021, the Company entered into a Securities Purchase Agreement (the “October SPA”) with certain institutional investors (the “October Investors”) pursuant to which the Company sold an aggregate of $8,197,674.42 in principal amount (the “October Principal Amount”) of 14% original issue discount senior secured notes (the “October Notes”), resulting in gross proceeds to the Company of $7,050,000, exclusive of placement agent commission and fees and other offering expenses, and warrants (the “October Warrants”) to purchase up to 17,355,700 shares of the Company’s common stock at an exercise price of $0.78, subject to adjustment (the “October Offering”).

As of June 3, 2022, the Company entered into an Amended and Restated Securities Purchase Agreement (the “Amended and Restated Securities Purchase Agreement”) with certain accredited and institutional investors, including certain of the October Investors (collectively, the “Subsequent Investors” and together with the October Investors, the “Investors”), which amends and restates the October SPA to, among other things, allow for the issuance of additional senior secured notes and warrants.

Pursuant to the Amended and Restated Securities Purchase Agreement, the Company agreed to sell $3,081,875 in principal amount of 20% Original Issue Discount Senior Secured Notes (the “June Notes” and together with the October Notes, the “Notes”), resulting in gross proceeds to the Company of $2,465,500, exclusive of placement agent commission and fees and other offering expenses, and warrants (the “June Warrants” and together with the October Warrants, the “Warrants”) to purchase up to 22,013,393 shares (the “Warrant Shares”) of the Company’s common stock (the “June Offering”). The closing of the June Offering is expected to occur on or about June 10, 2022, subject to the satisfaction of customary closing conditions.

Subject to certain exceptions, the June Notes will accrue no interest, will mature six months after issuance and will be secured by the same collateral that secured the October Notes. The June Warrants will be exercisable for five years from the date of issuance at an exercise price of $0.231 per share, subject to adjustment. If at any time following the six-month anniversary of the date of issuance of the June Warrants, a registration statement covering the resale of the Warrant Shares is not effective, the holders may exercise the June Warrants by means of a cashless exercise. The Company is prohibited from effecting an exercise of the June Warrants to the extent that, as a result of such exercise, the holder together with the holder’s affiliates, would beneficially own more than 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of the Warrant Shares upon exercise of the June Warrant.

The June Warrants and the Warrant Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and will be sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

Pursuant to the Amended and Restated Securities Purchase Agreement, until such time as no Investor holds any of the Warrants, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination thereof) involving a Variable Rate Transaction (as defined in the Amended and Restated Securities Purchase Agreement).

In connection with the June Offering, the Company agreed to:

•	increase the original issue discount of the October Notes from 14% to 28% such that the October Principal Amount was increased to $9,759,135.00;

•	amend the maturity date of the October Notes such that the October Notes expire six months from the closing date of the June Offering;

•	amend (i) the convertible secured promissory note issued to Ryan Drexler, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors, on November 29, 2020 (as amended on August 13, 2021) in the principal amount of $2,871,967 (the “Drexler November Note”) and (ii) the convertible secured promissory note issued to Ryan Drexler on August 13, 2021 in the principal amount of $2,457,549 (the “Drexler August Note” and together with the Drexler November Note, the “Drexler Notes”) to extend the maturity date of the Drexler Notes to such date that is three years from the closing date of the June Offering;

•	enter into an amendment to Ryan Drexler’s Amended and Restated Employment Agreement pursuant to which Mr. Drexler’s annual cash compensation, including base salary and bonus, will be decreased to $250,000 while any Notes remain outstanding; and

•	appoint Sabina Rizvi, the Company’s President and Chief Financial Officer, as a member of the board of directors of the Company.

The foregoing description of the Amended and Restated Securities Purchase Agreement, the June Warrants, the June Notes and the Waiver and Amendments is not complete and is qualified in its entirety by reference to the full text of the forms of the Amended and Restated Securities Purchase Agreement, the June Warrants, June Notes and the Waiver and Amendments, copies of which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events.

On June 6, 2022, the Company issued a press release announcing the June Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1†	Amended and Restated Securities Purchase Agreement, dated June 3, 2022, by and between the Company and the Subsequent Investors parties thereto, including the disclosure schedules attached thereto

10.2	Form of June Warrant

10.3	Form of June Note

10.4	Form of Waiver and Amendment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain information has been omitted pursuant to Item 601(10)(b)(iv) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Date: June 9, 2022	By:	/s/ Ryan Drexler
	Name:	Ryan Drexler
	Title:	Chief Executive Officer

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